EXHIBIT 32
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Mettler-Toledo International Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:
This annual report on Form 10-K for the period ending December 31, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Olivier A. Filliol
Olivier A. Filliol Chief Executive Officer

/s/ Shawn P. Vadala
Shawn P. Vadala Chief Financial Officer
Date: February 8, 2019